Commodity Trading Advisors	12 Months Ended
Dec. 31, 2014
Commodity Trading Advisors
Commodity Trading Advisors

Note 4. Commodity Trading Advisors

The Partnership, through the Trading Companies, allocates assets to the commodity trading advisors.  Each Trading Company has entered into an advisory contract with its own Advisor. As of December 31, 2014, the commodity trading advisors are Amplitude Capital International Limited, EMC Capital Advisors LLC, Lynx Asset Management AB, Quantica Capital AG, Rabar Market Research, Inc., Revolution Capital Management, LLC, Transtrend B.V. and Winton Capital Management Limited (collectively, the “Advisors”). The Advisors are paid a consulting fee, either monthly or quarterly, ranging from 0 percent to 2 percent per annum of the Partnership’s month-end allocated net assets and a quarterly or semi-annual incentive fee ranging from 20 percent to 23.5 percent of the new trading profits on the allocated net assets of the Advisor.